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                              SEASONS SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

Seasons Series Trust (the "Trust") is an open-end, management investment company. The Trust consists of six separate portfolios (the "Portfolios"), including four multi-managed portfolios (the "Multi-Managed Portfolios"). Each of the Portfolios has its own investment objective. The Trust seeks to provide investors with an asset allocation strategy consistent with the investment strategy selected in the Seasons Variable Annuity Contract (the "Contract").

The following is a brief statement of the investment objective of each
Portfolio:

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation.

The STOCK PORTFOLIO seeks long-term capital appreciation, and secondarily, increasing dividend income through investments primarily in well-established growth companies.

Each Multi-Managed Portfolio of the Trust, representing a different asset allocation strategy, seeks to achieve its investment objective by investing to varying degrees in a diverse portfolio of common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and cash or cash equivalents. The assets of each Multi-Managed Portfolio are allocated among the same three investment managers, but in differing percentages depending on the Portfolio's overall investment strategy. Each of the three investment managers will manage its respective portion or portions of the Multi-Managed Portfolios according to a separate investment strategy or strategies as described below.

As a result of the market risk inherent in any investment, there is no assurance that the investment objectives of any of the Portfolios will be achieved. INVESTMENTS IN A PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY OTHER ENTITY OR PERSON. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Shares of the Portfolios can be issued and redeemed only in connection with investments in and payments under the Contract and may be sold to fund other variable annuity or variable life insurance contracts issued in the future, subject to obtaining any required regulatory relief. The Contract involves fees and expenses not described in this Prospectus and may also involve certain restrictions on the allocation of purchase payments or contract values to one or more of the Portfolios. See the Contract prospectus for information regarding Contract fees and expenses and any restrictions or limitations.

This Prospectus sets forth concisely the information a prospective investor ought to know before investing in the Trust. Please read it carefully and retain it for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information may be obtained upon request and without charge by writing to the Trust at the above address or by calling 1-800-445-7862.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated April 3, 1997

TABLE OF CONTENTS


                                                                                                                         PAGE
                                                                                                                         -----
The Trust...........................................................................................................           3
Investment Objectives, Policies and Restrictions....................................................................           3
Multi-Managed Portfolios............................................................................................           4
Asset Allocation: Diversified Growth Portfolio......................................................................           7
Stock Portfolio.....................................................................................................           7
Investment Techniques and Risk Factors..............................................................................           8
Management..........................................................................................................          15
Portfolio Turnover and Brokerage....................................................................................          19
Dividends, Distributions and Federal Taxes..........................................................................          19
Price of Shares.....................................................................................................          20
Purchases and Redemptions...........................................................................................          20
Shareholder Voting Rights...........................................................................................          21
Independent Accountants and Legal Counsel...........................................................................          21
Inquiries...........................................................................................................          21

THE TRUST
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The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. It was established to provide a funding medium for the Contract, which is issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of California. All shares may be purchased or redeemed by the Account at net asset value with no sales or redemption charge.

The Trust currently issues six separate series of shares or Portfolios, each of which represents a separate portfolio of securities with its own investment objective. The current Portfolios are the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio.

SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for all the Portfolios of the Trust. See "Management." Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC") both serve as subadvisers for each of the Multi-Managed Portfolios. Each of Janus and WMC is responsible for managing one particular portion of the assets (each, a "Managed Component" or "component") of each of the Multi-Managed Portfolios, subject to the supervision of SunAmerica. Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Asset Allocation: Diversified Growth Portfolio and will be responsible for managing the Portfolio, subject to the supervision of SunAmerica. T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as subadviser for the Stock Portfolio and will be responsible for managing the Portfolio, subject to the supervision of SunAmerica. (Janus, WMC, Putnam and T. Rowe Price are referred to herein individually as a "Subadviser," and collectively as the "Subadvisers.") In addition to being responsible for overall supervision of each Portfolio, SunAmerica manages one or more particular components of each of the Multi-Managed Portfolios, all as more fully described below.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
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A description of each Portfolio's investment objective and a summary of the investment policies followed by the Portfolios are set forth below. However, please also refer to the section captioned "Investment Techniques and Risk Factors" for a more detailed description of the characteristics and risks aassociated with the Portfolios and the types of securities in which they invest. There can be no assurance that any Portfolio's investment objective will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles.


Each Portfolio has certain fundamental investment restrictions, which are described in the Statement of Additional Information. A Portfolio's fundamental investment restrictions may not be changed without a majority vote of the outstanding voting securities of that Portfolio. See "Shareholder Voting Rights." Except for its fundamental investment restrictions, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of the shareholders.


Each Multi-Managed Portfolio is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")), subject, however, to certain tax diversification requirements. See "Dividends, Distributions and Federal Taxes."


Reference is made in the following sections to ratings assigned to certain types of securities by Standard & Poor's Corporation ("S&P") , Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff & Phelps") and Thomson BankWatch, Inc. ("BankWatch"), all of which are recognized independent securities ratings institutions. A description of the rating categories assigned by S&P, Moody's, Fitch, Duff & Phelps and BankWatch is contained in the Statement of Additional Information.

MULTI-MANAGED PORTFOLIOS
The investment objective of each Multi-Managed Portfolio is as follows:

MULTI-MANAGED GROWTH PORTFOLIO -- long-term growth of capital

MULTI-MANAGED MODERATE GROWTH PORTFOLIO -- long-term growth of capital, with capital preservation as a secondary objective

MULTI-MANAGED INCOME/EQUITY PORTFOLIO -- conservation of principal while maintaining some potential for long-term growth of capital

MULTI-MANAGED INCOME PORTFOLIO -- capital preservation

Each Multi-Managed Portfolio seeks to achieve its investment objective by investing to varying degrees in a diverse portfolio of common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and cash or cash equivalents. In order to diversify the management of their assets through different market sectors and management styles, the assets of each Multi-Managed Portfolio have been allocated among three or four distinct Managed Components, as shown in the following chart.

                                   MANAGED COMPONENTS AS A PERCENTAGE
                                    OF EACH MULTI-MANAGED PORTFOLIO
                ------------------------------------------------------------------------
                   SunAmerica/                           SunAmerica/       WMC/ Fixed
                Aggressive Growth    Janus/Growth         Balanced           Income
PORTFOLIO           component          component          component         component
--------------  -----------------  -----------------  -----------------  ---------------
Multi-Managed
 Growth
 Portfolio                 20%                40%                20%               20%
Multi-Managed
 Moderate
 Growth
 Portfolio                 18%                28%                18%               36%
Multi-Managed
 Income/
 Equity
 Portfolio                  0%                18%                28%               54%
Multi-Managed
 Income
 Portfolio                  0%                 8%                17%               75%

The Multi-Managed Growth and Moderate Growth Portfolios, in seeking long-term growth of capital, include a relatively larger allocation to the SunAmerica/ aggressive growth and Janus/growth components than do the Multi-Managed Income/Equity and Income Portfolios. In contrast, the Multi-Managed Income/ Equity and Income Portfolios, which focus on preservation of principal or capital, include relatively larger allocations to the SunAmerica/balanced and WMC/fixed income components than do the other two Multi-Managed Portfolios. Neither the Multi-Managed Income/Equity Portfolio nor the Multi-Managed Income Portfolio contains a SunAmerica/aggressive growth component. None of the Multi-Managed Portfolios contains an "unmanaged" component.

Investments in each Multi-Managed Portfolio (and redemption requests) will be allocated among the Managed Components of such Portfolio as described below. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on a quarterly basis to restore the target allocations for such Portfolio.

Although each Multi-Managed Portfolio has a distinct investment objective and will be allocated in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Portfolio. However, as described below under "SunAmerica/balanced component," the equity/ debt weightings of the SunAmerica/balanced component under normal market conditions (I.E., the "neutral" weightings) will vary depending on the objective of the Multi-Managed Portfolio. Each Managed Component of a Multi-Managed Portfolio will be treated as a separate investment account by the Manager; however, the assets of each Managed Component that comprises a particular Multi-Managed Portfolio belong to that Portfolio. Percentage limitations contained in investment policies and restrictions of each Multi-Managed Portfolio will be applied at the time of purchase and on a component by component basis for that Portfolio. The Adviser, however, is ultimately responsible for overseeing compliance with respect to percentage limitations by each Multi-Managed Portfolio as a whole, and will in such capacity verify that in the aggregate the investments of each Multi-Managed Portfolio comply with applicable percentage limitations. The investment policies relating to each Managed Component are described below.

SUNAMERICA/AGGRESSIVE GROWTH COMPONENT

This component is intended to represent 20% and 18% of the assets in the Multi-Managed Growth and Moderate Growth Portfolios, respectively. Neither the Multi-Managed Income/Equity nor Income Portfolio will have a SunAmerica/aggressive growth component. In managing this component, SunAmerica will generally invest a significant portion of the component's total assets in the equity securities of small, lesser known or new growth companies or industries, such as telecommunications, media and biotechnology. Such "Small Cap" companies will typically have market capitalizations of under $1 billion and have achieved, or be expected to achieve, growth or earnings over various major business cycles. SunAmerica may also invest the component's assets in the equity securities of medium-sized companies ("Mid-Cap" companies) with market capitalizations of $1 billion to $5 billion. The SunAmerica/aggressive growth component may be invested in securities issued by well known and established domestic or foreign companies, as well as in newer and less-seasoned companies. Such securities may be listed on an exchange or traded over-the-counter. See "Investment Techniques and Risk Factors."

The Adviser may, under normal circumstances, invest up to 35% of the SunAmerica/aggressive growth component's total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Adviser may invest the assets of the SunAmerica/aggressive growth component in securities rated as low as "BBB." See "Investment Techniques and Risk Factors" and the Statement of Additional Information.

JANUS/GROWTH COMPONENT

This component is intended to represent 40%, 28%, 18% and 8% of the assets in the Multi-Managed Growth, Moderate Growth, Income/Equity and Income Portfolios, respectively. In managing this component, Janus will invest primarily in common stocks (of both U.S. and foreign issuers) selected for their growth potential. The Subadviser generally takes a "bottom up" approach to building the portfolio. In other words, the Subadviser generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on investments will be incidental.

The Subadviser may invest the assets of the Janus/ growth component to a lesser degree in other types of U.S. and foreign securities, including preferred stock, warrants, convertible securities and corporate and government fixed income securities, including up to 35% of the Janus/growth component's net assets in high-yield/high-risk securities rated below Baa by Moody's or BBB by S&P, or unrated bonds determined by the Subadviser to be of comparable quality (I.E., "junk bonds"). See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

SUNAMERICA/BALANCED COMPONENT

This component is intended to represent 20%, 18%, 28% and 17% of the assets in the Multi-Managed Growth, Moderate Growth, Income/Equity and Income Portfolios, respectively. In managing this component, SunAmerica has the flexibility to select among different types of investments for capital growth and income and may alter the composition of the investment portfolio as economic and market trends change. The Adviser considers both the opportunity for gain and the risk of loss in making investments. The Adviser anticipates that the investment portfolio of the SunAmerica/balanced component, over the long term, will consist of equity investments in the form of common and preferred stocks, warrants and other rights, as well as long-term bonds and other debt securities such as convertible securities, short-term debt securities and U.S. government securities. The Adviser may cause this component to invest in both U.S. and foreign securities. See "Investment Techniques and Risk Factors."

In selecting equity investments, the Adviser typically seeks companies of medium to large capitalizations (generally $1 billion or more) which, based on their future prospects or opportunities, are believed to be undervalued in the marketplace. The Adviser intends to limit investments in companies with market capitalizations of less than $1 billion to 20% of the SunAmerica/balanced component's total assets. See "Investment Techniques and Risk Factors."

In selecting debt investments, the Adviser is primarily concerned with determining the most appropriate time to buy and sell debt securities. The Adviser seeks debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. The Adviser generally selects long-term debt securities from high quality bonds (rated AA or higher, or determined by the Adviser to be of equivalent quality if unrated) that offer income and capital gains. The Adviser may also invest in high quality, short-term debt securities (such as commercial paper rated A-1 or Prime-1, or determined by the Adviser to be of equivalent quality if unrated). However, the Adviser may invest up to 10% of the value of the component's total assets (measured at the time of investment) in securities rated as low as BBB (or determined by the Adviser to be of equivalent quality if unrated). See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.

Under normal circumstances, the "neutral" equity/debt weightings for the SunAmerica/balanced component will be 70% / 30% for the Multi-Managed Growth and Moderate Growth Portfolios, and 50% / 50% for the Multi-Managed Income/Equity and Income Portfolios. This means that at least 30% of the total assets of the SunAmerica/balanced component of the Multi-Managed Growth and Moderate Growth Portfolios, and at least 50% of the total assets of the SunAmerica/ balanced component of the Multi-Managed Income/ Equity and Income Portfolios, will normally be invested in fixed income securities; however, such investments may exceed such percentages when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market.

WMC/FIXED INCOME COMPONENT

This component is intended to represent 20%, 36%, 54% and 75% of the assets in the Multi-Managed Growth, Moderate Growth, Income/Equity and Income Portfolios, respectively. In managing this component, WMC will invest primarily in a portfolio of fixed income securities of varying maturities and risk/return characteristics. The types of fixed income securities in which the Subadviser may invest include the following: obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, U.S. and foreign corporate and other debt obligations, mortgage-backed securities including CMOs, asset-backed securities, preferred stock, convertible securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. See "Investment Techniques and Risk Factors."

The Subadviser may invest up to 20% of the WMC/fixed income component's assets in securities rated below Baa by Moody's or BBB by S&P and no more than 10% of the net assets of the WMC/fixed income component in bonds rated as low as C by Moody's or D by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality) (I.E., "junk bonds"). Any subsequent change in a rating to a security which is assigned by any rating service, or change in the percentage of assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the net assets, will not require the Subadviser to dispose of an investment. In the event that ratings services assign different ratings to the same securities, the Subadviser will determine which rating it believes best reflects the security's quality and risk at the time which may be the higher of the several assigned ratings. See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

The Asset Allocation: Diversified Growth Portfolio seeks to achieve its objective of capital appreciation through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets to an "equity class" of securities and approximately 20% (with a range of 5-35%) of its assets to a "fixed income class" of securities. The percentage limitations are applied at the time of purchase. The Portfolio may also select other investments that do not fall within these two asset classes, including cash and cash equivalents. A significant portion of both the equity class and fixed income class may consist of foreign securities. See "Investment Techniques and Risk Factors."

The "equity class" consists of a diversified portfolio of equity securities that Putnam believes have the potential for capital appreciation. This includes equity securities of companies with market capitalizations of over $1 billion that the Subadviser believes have potential for capital appreciation due to above-average earnings growth or are undervalued at the time of purchase, equity securities of smaller, less well-known companies and equity securities principally traded on foreign equity markets. In selecting equity securities the Subadviser will consider, among other things, an issuer's financial strength, competitive position and projected future earnings and dividends. Although common stocks are normally the main type of equity investment, the Portfolio may also purchase preferred stocks, convertible securities, warrants and other equity-type securities. See "Investment Techniques and Risk Factors."

The "fixed income class" consists of a diversified portfolio of fixed income securities, including both U.S. and foreign government obligations and corporate obligations. The Subadviser may take advantage of the entire range of fixed income securities and may adjust the average maturity of the Portfolio's holdings from time to time depending on its assessment of relative yields on securities of different maturities and its expectation of future changes in interest rates. The Portfolio may invest up to 20% of its total assets in securities rated below Baa by Moody's and BBB by S&P including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody's and CCC by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality) (I.E., "junk bonds"). See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.

STOCK PORTFOLIO

The Stock Portfolio seeks to achieve its investment objective of long-term capital appreciation and, secondarily, increasing dividend income through investment primarily in well-established growth companies. In managing this Portfolio, T. Rowe Price will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the common stocks of a diversified group of growth companies. The companies in which the Stock Portfolio invests normally (but not always) pay dividends, which are generally expected to rise in future years as earnings increase. Most of the Portfolio's assets will be invested in U.S. common stocks; however, a significant portion of the Portfolio may be invested in foreign securities from time to time. See "Investment Techniques and Risk Factors."

The theory of growth stock investing, which is followed by the Subadviser in managing this Portfolio, is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. In the opinion of the Subadviser, when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings. However, investors should be aware that during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, investors often punish growth stocks inordinately. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

INVESTMENT TECHNIQUES AND RISK FACTORS
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Unless otherwise specified, each Portfolio, including each Managed Component of the Multi-Managed Portfolios, may invest in the following securities. As used herein, the term "Manager" shall mean either the Adviser and/or a Subadviser (including Putnam and T. Rowe Price), as the case may be. Also, the stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

CONVERTIBLE SECURITIES, PREFERRED STOCKS, WARRANTS AND RIGHTS -- Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

INVESTMENT IN SMALL CAP COMPANIES -- The SunAmerica/aggressive growth component of the Multi-Managed Growth and Moderate Growth Portfolios will, and the Asset
Allocation: Diversified Growth Portfolio, Stock Portfolio and other Managed Components of the Multi-Managed Portfolios may, invest in small companies having market capitalizations of under $1 billion. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

FOREIGN SECURITIES -- The Asset Allocation: Diversified Growth Portfolio may invest up to 60% of its total assets, the Stock Portfolio may invest up to 30% of its total assets, the SunAmerica/balanced component of each Multi-Managed Portfolio may invest up to 25% of its total assets, the WMC/fixed income component of each Multi-Managed Portfolio may invest up to 15% of its total assets, and the Janus/growth and SunAmerica/ aggressive growth components of each Multi-Managed Portfolio may invest without limitation, in foreign securities.

Each Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts (ADRs), as well as

European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The WMC/fixed income component may invest in U.S. dollar denominated foreign debt securities without limitation. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets." See the Statement of Additional Information for a further discussion of these types of securities.

RISKS OF FOREIGN SECURITIES. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations and costs will be incurred in connection with conversions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.

EMERGING MARKETS. Investments may be made from time to time in issuers domiciled in, or government securities of, developing countries or emerging markets as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates. To the extent the WMC/fixed income component of a Portfolio invests in the debt securities of issuers domiciled in emerging market countries, these investments will be included in the 20% limitation on high yield-bonds.

FOREIGN CURRENCY TRANSACTIONS. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.


Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.


Each Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when a Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions.

Each Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with the its custodian cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Trust believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

FIXED INCOME SECURITIES -- Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. government include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

CORPORATE DEBT INSTRUMENTS -- These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

Investment Grade -- A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by a nationally recognized statistical rating organization such as, for example, S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Manager to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Lower Grade -- A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds". These include bonds rated below BBB by S&P, and Baa by Moody's, or which are unrated but considered by the Subadviser to be of equivalent quality. These securities are considered speculative. See the Statement of Additional Information for a complete description of bond ratings. The Stock Portfolio and the SunAmerica/aggressive growth and SunAmerica/ balanced components of the Multi-Managed Portfolios will not invest in these types of securities.

RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS -- High-yield, high-risk bonds are subject to greater fluctuations in value than are higher rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

Sensitivity to Interest Rate and Economic Changes -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

Payment Expectations -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, a Manager would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation -- There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. The Managers attempt to reduce these risks through diversification of the assets under its control and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a component is downgraded, the Managers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

Credit Ratings -- Cedit ratings evaluate the safety of principal and interest payments and not the risk of fluctuations in market value of high-yield, high-risk bonds. The success of a Portfolio's investment in such bonds may be more dependent on the credit analysis of the Adviser or Subadviser than is the case for higher quality bonds.

ASSET-BACKED SECURITIES -- These securities represent an interest in a pool of consumer or other types of loans ("asset-backed securities"). Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. See the Statement of Additional Information. Janus will not cause the Janus/growth component of any Multi-Managed Portfolio to invest more than 25% of its total assets in mortgage-and asset-backed securities.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK
BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations. Janus will not cause the Janus/ growth component of any Multi-Managed Portfolio to invest more than 10% of its total assets in zero coupon bonds, step-coupon bonds, deferred interest bonds and PIK bonds.

SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS -- In addition to their primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments for reasons which may include (a) liquidity purposes (to meet redemptions and expenses) or
(b) to generate a return on idle cash held by a Portfolio during periods when a Manager is unable to locate favorable investment opportunities. In order to facilitate quarterly rebalancing of the Portfolios as described above and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Manager to be of equivalent quality). Money market instruments may include, for all Portfolios, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus may invest idle cash of the Janus/growth component of each Multi-Managed Portfolio in money market mutual funds that it manages. Such an investment may entail additional fees for the Multi-Managed Portfolios. See the Statement of Additional Information for a description of short-term debt securities and the Appendix to the Statement of Additional Information for a description of securities ratings.

REPURCHASE AGREEMENTS -- Under these types of agreements, a Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain appropriate collateral with the Trust's custodian (or at an appropriate sub-custodian in the case of tri-or quad-party repurchase agreements). A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Manager, subject to the guidance of the Board of Trustees. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

HEDGING AND INCOME ENHANCEMENT STRATEGIES -- Each Portfolio may write covered calls to enhance income. After writing such a covered call up to 10% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). For hedging purposes or income enhancement, each Portfolio may use interest rate futures, and stock and bond index futures, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). In addition, the Asset
Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets. All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by a Portfolio will normally either (1) be listed on a national securities or commodities exchange or (2) on over-the-counter markets. However, the Asset Allocation: Diversified Growth Portfolio and the Janus/growth component of each Multi-Managed Portfolio may buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of the Asset Allocation: Diversified Growth Portfolio and the Janus/growth component of each Multi-Managed Portfolio to engage in such transactions may be limited.

Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective such as hedging or managing risk, but not for speculation. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. A transaction is "covered" when the Portfolio owns the security subject to the option on such security, or some other security acceptable for applicable escrow requirements. See the Statement of Additional Information for further information concerning income enhancement and hedging strategies and the regulation requirements relating thereto.

ILLIQUID AND RESTRICTED SECURITIES -- No more than 15% of the value of a Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Manager pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

HYBRID INSTRUMENTS -- These instruments, including indexed or structured securities, can combine the characteristics of equity or debt securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption (or sale) value of such an investment could be zero. See the Statement of Additional Information for a further discussion of these types of securities.


BORROWING -- As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes.


In seeking to enhance investment performance, each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/aggressive growth component, may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets allocated to this Managed Component in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the component's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the component as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the component's assets would be reduced due to the added expense of interest on borrowed monies. Each of the Multi-Managed Growth and Moderate Growth Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets); provided, that such limitation will be calculated with respect to the net assets allocated to the SunAmerica/aggressive growth component of such Multi-Managed Portfolio. The time and extent to which the SunAmerica/aggressive growth component may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.


SECURITIES LENDING -- Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS -- These generally involve the purchase of a security with payment and delivery at some time in the future -- I.E., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. One form of when-issued or delayed delivery security that the Asset Allocation: Diversified Growth Portfolio and the WMC/fixed income component of each Multi-Managed Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

SHORT SALES -- Each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/ aggressive growth component, may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Multi-Managed Portfolio must borrow the security to make delivery to the buyer. The Multi-Managed Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Multi-Managed Portfolio. Until the security is replaced, the Multi-Managed Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Multi-Managed Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Multi-Managed Portfolio replaces a borrowed security, the Multi-Managed Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Multi-Managed Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Multi-Managed Portfolio replaces the borrowed security. A Multi-Managed Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Multi-Managed Portfolio may be required to pay in connection with a short sale.

Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, the same securities or securities substantially similar to those sold short. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

SPECIAL SITUATIONS -- A "special situation" arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

FUTURE DEVELOPMENTS -- Each Portfolio may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

See the Statement of Additional Information for further information concerning these and other types of securities and investment techniques in which the Portfolios may from time to time invest, including dollar rolls, standby commitments and reverse repurchase agreements.

MANAGEMENT
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TRUSTEES -- The Trust's Board of Trustees is responsible for the overall supervision of the operations of the Trust and performs various duties imposed on trustees of investment companies by the 1940 Act. The Board has retained others to provide certain services to the Trust.

INVESTMENT ADVISER -- The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SunAmerica. The Management Agreement authorizes SunAmerica to retain one or more Subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. SunAmerica has hired the Subadvisers described below to manage the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and two of the Managed Components of each of the Multi-Managed Portfolios. SunAmerica, in consultation with one or more SunAmerica affiliates, monitors the activities of the Subadvisers, and from time to time will recommend the replacement of a Subadviser on the basis of investment performance or other considerations.

SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has obtained an exemptive order from the Securities and Exchange Commission which would permit SunAmerica, subject to certain conditions, to enter into Subadvisory Agreements relating to the Trust with Subadvisers approved by the Board without obtaining shareholder approval. The exemptive order would also permit SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate such agreements for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified when SunAmerica intends to commence relying on the exemptive order, and would be notified of any Subadviser changes effected thereafter.

SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is an indirect, wholly owned subsidiary of the Life Company, which is an indirect subsidiary of SunAmerica Inc., an investment-grade financial services company. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, the Adviser and its affiliates serve as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. The Adviser and its affiliates managed, advised and/or administered assets in excess of $8.5 billion as of December 31, 1996 for investment companies, individuals, pension accounts, and corporate and trust accounts.

Pursuant to the Management Agreement entered into between the Adviser and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee, payable monthly, computed daily at the annual rates of .89% of Assets for the Multi-Managed Growth Portfolio, .85% of Assets for the Multi-Managed Moderate Growth Portfolio, .81% of Assets for the Multi-Managed Income/Equity Portfolio,
 .77% of Assets for the Multi-Managed Income Portfolio, .85% of Assets for the Asset Allocation: Diversified Growth Portfolio and .85% of Assets for the Stock Portfolio.

The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:
Multi-Managed Growth Portfolio 1.29%, Multi-Managed Moderate Growth Portfolio 1.21%, Multi-Managed Income/Equity Portfolio 1.14%, Multi-Managed Income Portfolio 1.06%, Asset Allocation: Diversified Growth Portfolio 1.21% and Stock Portfolio 1.21%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

The term "Assets" means the average daily net assets of each Portfolio.

SUBADVISERS -- The organizations described below serve as subadvisers to the Portfolios pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, Putnam manages the investment and reinvestment of the assets of the Asset Allocation: Diversified Growth Portfolio, T. Rowe Price manages the investment and reinvestment of the assets of the Stock Portfolio, and the other Subadvisers manage the investment and reinvestment of the assets of the respective Managed Component of each Multi-Managed Portfolio for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. All subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses.


Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Subadviser. SunAmerica has agreed to pay Janus a composite fee of .60% on the first $200 million and .55% on Assets over $200 million, and WMC a composite fee of .225% on the first $100 million,
 .125% on the next $100 million and .10% on Assets over $200 million, in each case based on the aggregate Assets it manages in the four Multi-Managed Portfolios. In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rate, expressed as a percentage of the Assets of the respective Portfolio: Asset Allocation: Diversified Growth Portfolio, .50% on the first $150 million, .45% on the next $150 million, and
 .40% on Assets over $300 million; and Stock Portfolio, .50% on the first $40 million, and .45% on Assets over $40 million.


Janus is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts, and, as of December 31, 1996, had assets under management of approximately $46 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by Agreement with KCSI, selects a majority of Janus' Board.

Putnam is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of approximately $173 billion as of December 31, 1996. Putnam is a subsidiary of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

T. Rowe Price is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed approximately $97 billion as of December 31, 1996. T. Rowe Price is a publicly traded company.

WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan. The principal offices of WMC are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1996, WMC had discretionary management authority with respect to approximately $133.2 billion of assets.

PORTFOLIO MANAGEMENT
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Audrey L. Snell serves as the portfolio manager for the SunAmerica/aggressive growth component of the Multi-Managed Growth and Moderate Growth Portfolios. Ms. Snell is a Senior Vice President of SunAmerica and has been a portfolio manager with the firm since 1991.

Warren B. Lammert serves as the portfolio manager for the Janus/growth component of each Multi-Managed Portfolio. Mr. Lammert first joined Janus in 1987 and has been a portfolio manager with the firm since 1993. He served as a Securities Analyst at Janus from January 1987 to May 1988, and rejoined Janus as a Senior Analyst in January 1990. He is a Chartered Financial Analyst.

P. Christopher Leary serves as co-portfolio manager of the SunAmerica/balanced component of each Multi-Managed Portfolio and is responsible for the fixed income portion thereof. Mr. Leary has served as portfolio manager for certain SunAmerica income funds, and has served as assistant portfolio manager of the SunAmerica Balanced Assets Fund since June 1991. Mr. Leary is a Senior Vice President and Director of Fixed Income of the Adviser and has been a portfolio manager with the firm since 1990. Previously, Mr. Leary was an investment manager with Equitable Capital Management.

Gerald P. Sullivan serves as co-portfolio manager of the SunAmerica/balanced component of each Multi-Managed Portfolio and is responsible for the equity portion thereof. Mr. Sullivan has been the portfolio manager of the SunAmerica Growth and Income Fund since July, 1996. Mr. Sullivan has been an equity analyst for the Adviser since February 1995. Prior to joining the Adviser, Mr. Sullivan spent two years as a portfolio manager for Texas Commerce Investment Management. Prior to his time at Texas Commerce, he spent four years as a director for the Southmore Foundation, Inc. and as an adjunct professor at Rice University in Houston, Texas.

Thomas L. Pappas serves as the portfolio manager of the WMC/fixed income component of each Multi-Managed Portfolio. Mr. Pappas is a Senior Vice President of WMC and joined the company in 1987.

Putnam's Global Asset Allocation Committee has primary responsibility for the day-to-day management of the Asset Allocation: Diversified Growth Portfolio.


The Stock Portfolio is managed by an Investment Advisory Committee composed of the following members: Robert W. Smith, Chairman; Charles A. Morris, Larry J. Puglia and Daniel Theriault. Mr. Smith has day-to-day responsibility for managing the Stock Portfolio and works with the committee in developing and executing the Portfolio's investment program. Bob Smith is a Vice President and Equity Portfolio Manager for T. Rowe Price and Rowe Price-Fleming International. Bob is the manager of the T. Rowe Price Growth Stock Fund. He is also co-manager of the T. Rowe Price Global Stock Fund, responsible for North American securities. In addition to his work with the Global Stock Fund, Bob manages the North American component of several other Rowe Price-Fleming global accounts. Additionally, Bob has been on the Investment Advisory Committee for the T. Rowe Price Growth Stock Fund since 1994. He has previously served on the Investment Advisory Committee for the T. Rowe Price Blue Chip Growth Fund and the T. Rowe Price Value Fund.


Prior to joining the firm in 1992, Bob was employed as an Investment Analyst for Massachusetts Financial Services. He earned a BS (finance and economics) from the University of Delaware and an MBA (finance) from the Darden Graduate School of Business Administration, University of Virginia.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT -- State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian, transfer agent and dividend paying agent.

EXPENSES OF THE TRUST -- In addition to the investment advisory fee, the Trust incurs expenses, including legal, auditing and accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

PORTFOLIO TURNOVER AND BROKERAGE
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All Portfolios effect portfolio transactions without regard to the length of time particular investments have been held. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover, I.E., over 100%. The quarterly rebalancing of the Portfolios as described under "Investment Objectives, Policies and Restrictions -- Multi-Managed Portfolios" above may also result in relatively higher portfolio turnover. Because each Managed Component of each Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components of the same Multi-Managed Portfolio, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover rates for the Portfolios are not expected to exceed 200%. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Portfolio involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Portfolio, which would normally affect the taxable income of the Portfolio's shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code of 1986, as amended ("Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made). Corporate bonds and U.S. government securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.

Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Adviser and Subadvisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The Adviser or a Subadviser also may select broker-dealers which provide it with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's or Subadviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Further, the Adviser or a Subadviser may effect portfolio transactions through broker-dealer affiliates of the Trust, Adviser or Subadvisers.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
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Under the Code each Portfolio is treated as a separate regulated investment company provided qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stocks or securities or certain foreign currencies (or options, futures or forward contracts thereon) held less than three months ("short-short gains") (foreign currency gains, including those derived from options, futures and forward contracts, will not, in any event, be characterized as short-short gains if they are directly related to the registered investment company's investments in stocks, options or futures thereon), (c) diversify its holdings so that, at the end of each fiscal quarter,

(i) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities), and (d) distribute to shareholders at least 90% of its investment company taxable income (which does not include net long-term capital gains, if any, of the Portfolio). So long as the Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gains dividends. Each Portfolio is intended to meet these qualification requirements.

It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net long-term capital gains realized during each fiscal year. All distributions are reinvested in shares of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, each Contract generally will be treated as invested in the underlying assets of the applicable Portfolios, and all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts for tax purposes.

See the Contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

PRICE OF SHARES
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Shares of each Portfolio of the Trust are sold at the net asset value per share calculated once daily at the close of regular trading on each day the New York Stock Exchange is open. The current value of the Portfolio's total assets, less liabilities, is divided by the total number of shares outstanding, and the result is the net asset value per share. Assets are generally valued at their market value, where available, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. For a complete description of the procedures involved in valuing various Trust assets, see the Statement of Additional Information.

PURCHASES AND REDEMPTIONS
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Shares of the Trust currently are offered only to the Account, a separate account of the Life Company. At present, Trust shares are only used as the investment vehicle for the Contract, an annuity contract. The Life Company may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Company nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies which are affiliates of the Life Company.

All shares may be purchased or redeemed by the separate account without any sales or redemption charge at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the separate account without delay.

Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

SHAREHOLDER VOTING RIGHTS
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All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL
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Price Waterhouse LLP has been selected as independent accountants for the Trust. The firms of Shereff, Friedman, Hoffman & Goodman, LLP and Blazzard, Grodd & Hasenauer, P.C. have been selected to provide legal counsel to the Trust.

INQUIRIES
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Contract owner inquiries should be directed to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, telephone number (800) 445-7862.

                         Statement of Additional Information







                                 SEASONS SERIES TRUST










     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of Seasons Series Trust
            ("Trust").  The Prospectus may be obtained by writing to the
                           Trust at the following address:



                                    P.O. Box 54299
                          Los Angeles, California 90054-0299





                                   April 3, 1997

                                  TABLE OF CONTENTS

TOPIC                                                                       PAGE
-----                                                                       ----

THE TRUST....................................................................B-3

INVESTMENT OBJECTIVES AND POLICIES...........................................B-3

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS............................B-32

PORTFOLIO TURNOVER..........................................................B-33

INVESTMENT RESTRICTIONS.....................................................B-34

TRUST OFFICERS AND TRUSTEES.................................................B-37

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT................................B-39

SUBADVISORY AGREEMENTS......................................................B-40

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES..................................B-41

PRICE OF SHARES.............................................................B-41

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................B-42

GENERAL INFORMATION.........................................................B-44
     Custodian..............................................................B-44
     Independent Accountants and Legal Counsel..............................B-44
     Reports to Shareholders................................................B-44
     Shareholder and Trustee Responsibility.................................B-44
     Registration Statement.................................................B-45

                                      THE TRUST

     The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of six separate series or portfolios (each, a "Portfolio" and collectively the "Portfolios"), including four multi-managed Portfolios (each, a "Multi-Managed Portfolio," and collectively, the "Multi-Managed Portfolios"), the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, as described in the Prospectus.


      Shares of the Trust are held by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company ("Life Company"), a California life insurance company. The Life Company is a wholly owned subsidiary of Sun Life Insurance Company of America, a Maryland corporation wholly owned by SunAmerica Inc., a Maryland corporation.


     SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each a "Subadviser" and collectively the "Subadvisers") to assist in management of one or more Portfolios. The Adviser and Subadvisers are sometimes referred to herein as the "Managers" or individually as a "Manager."




                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Portfolios are described in the Trust's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices which the Portfolios may employ, which are described under "Investment Techniques and Risk Factors" in the Prospectus, are discussed more fully below.





     WARRANTS. A Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.


      INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.



     Companies with market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.


     FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Trust's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


     Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

     PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICs") -- The Asset Allocation:
Diversified Growth Portfolio may invest, and Janus Capital Corporation may invest the assets of the Janus/growth component of each Multi-Managed Portfolio, in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income.


     U.S. GOVERNMENT SECURITIES. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a component must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.


     MORTGAGE-RELATED SECURITIES. A Portfolio may also invest in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.


     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA CERTIFICATES. GNMA certificates ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

     FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

     The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

     Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

     Another type of mortgage-backed security in which the Asset Allocation:
Diversified Growth Portfolio and the SunAmerica/balanced and WMC/fixed income components of the Multi-Managed Portfolios may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the Trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

     Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of

CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.

     The Asset Allocation: Diversified Growth Portfolio and the SunAmerica/balanced and WMC/fixed income components of the Multi-Managed Portfolios may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a component invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

     CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS. The WMC/fixed income and Janus/growth components of the Multi-Managed Portfolios and the Asset
Allocation: Diversified Growth Portfolio may invest in high-yield bonds. These bonds present certain risks which are discussed below:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

          PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

          LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

     ASSET-BACKED SECURITIES. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     SHORT-TERM DEBT SECURITIES. In addition to their primary investments, a Portfolio may also invest in the following types of money market and fixed-income securities:

          MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

          COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks.

          SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations.

          COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with master demand note arrangements, the Manager, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Manager also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's Investors
     Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Manager has reason to believe that the borrower could not make timely repayment upon demand.

          CORPORATE BONDS AND NOTES - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

          GOVERNMENT SECURITIES - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities".

     REPURCHASE AGREEMENTS. A Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Managers in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     HEDGING AND INCOME ENHANCEMENT STRATEGIES. Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies; and each Multi-Managed Portfolio may, through its WMC/fixed income component, invest in yield curve options (up to 5% of total assets allocated to the WMC/fixed income component) (all the foregoing referred to as "Hedging Instruments"). In addition, the Asset Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets.


     Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.


     A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including, in the case of the Multi-Managed Portfolios, yield curve options) on equity and debt securities.

     When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     OPTIONS ON FOREIGN CURRENCIES.   Each Portfolio may write and purchase puts
and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

     FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, each Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     OPTIONS ON FUTURES. As noted above, the Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS

     A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


     A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS

     Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

TAX ASPECTS OF HEDGING INSTRUMENTS

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of stock, securities and certain financial instruments held for less than three months. This limitation may limit the ability of a Portfolio to engage in options transactions and, in general, to hedge investment risk or close out a hedge position.

POSSIBLE RISK FACTORS IN HEDGING

     In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Manager then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

      ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Manager will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Manager will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Manager has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Manager the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Manager to take into account the same factors described above for other restricted securities and require the Manager to perform the same monitoring and reporting functions.

     HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

     When-Issued Securities and Firm Commitment Agreement. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral . In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy. On termination of the loan, the borrower is required to return the securities to a component; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy.

     Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

     REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Manager to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."


     DOLLAR ROLLS. Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Manager's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     STANDBY COMMITMENTS -- Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolio's investments are traded, each Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

     A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Manager to present minimal credit risk in accordance with guidelines established by the Board of Trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

     PORTFOLIO TRADING. A Portfolio may engage in portfolio trading when it is believed by the Manager that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income.
A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.



                   DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     COMMERCIAL PAPER RATINGS. Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Standard and Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated
with numbers  1, 2, and 3 to indicate the relative degree of safety.    A-1 -
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. B - Issues in this category are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D - The rating indicates that the issues are either in default or are expected to be in default upon maturity.

     Duff & Phelps, Inc. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

     Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 - Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

     The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as good as it is for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality - Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. F-5 Weak Credit Quality - Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

     Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

     CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

     Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

     Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong. AA
- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -
Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 - Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

                                  PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated for each Portfolio by dividing
(a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys of sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

     The quarterly rebalancing of the Portfolios as described in the Prospectus may also result in relatively higher portfolio turnover. Because each particular component (each, a "Managed Component" or "component") of the portfolio of each Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components of the same Multi-Managed Portfolio, resulting in higher brokerage commissions for the Portfolio.

     High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.


                               INVESTMENT RESTRICTIONS

     The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

     1. With respect to the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.


     2. With respect to the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer.


     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. (Industry shall be determined for this purpose by reference to Standard Industrial Classification codes.) Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

     4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

     5. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

     6.   Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

     7. Borrow money, except that (i) each Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets for temporary or emergency purposes,
(ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/aggressive growth component, may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/aggressive growth component of such Multi-Managed Portfolio), and
(iii) a Portfolio may obtain such short-term credit as may be necessary for the
clearance of purchases and sales of portfolio securities.   This policy shall
not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     8. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     9. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

     10.  Purchase securities on margin.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      12. Sell securities short, including short sales "against the box" (i.e., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.

     13. Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law and (ii) that Janus may invest uninvested cash balances of the Janus/growth component of each Multi-Managed Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

     14. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                             TRUST OFFICERS AND TRUSTEES

     The trustees and executive officers of the Trust, their ages and their principal occupations for the past five years are set forth below. Each Trustee also serves as a trustee of Anchor Pathway Fund and SunAmerica Series Trust. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022.





Name, Age and Position(s)                         Principal Occupation(s) During Past Five Years
  Held with the Trust                             ----------------------------------------------
  -------------------

RICHARDS D. BARGER, 66, Trustee*                  Senior Partner, Law Firm of Barger
                                                  & Wolen; former Director, Anchor
                                                  National Life Insurance Company
                                                  ("Anchor National").

NORMAN J. METCALFE, 52,                           Vice Chairman and Chief Financial
Trustee*                                          Officer, The Irvine Company (March
                                                  1993 to Present); Executive Vice
                                                  President (1986-1992) and Director
                                                  (1984-1993), SunAmerica Inc.;
                                                  President, SunAmerica Investments,
                                                  Inc. (joined SunAmerica Inc. in
                                                  1970); Executive Vice President and
                                                  Director, Anchor National.


ALLAN L. SHER, 65,                                Director, Board of Governors, American
Trustee                                           Stock Exchange (1991 to present); Former
                                                  Chairman and Chief Executive Officer,
                                                  Bateman Eichler, Hill Richards (securities
                                                  firm) (1990-1992); Vice Chairman (1989-
                                                  1990), Senior Executive Vice President
                                                  (1985-1989) and Executive Vice President
                                                  (1983-1985), Drexel Burnham Lambert
                                                  Incorporated.


WILLIAM M. WARDLAW, 50,                           Partner, Freeman Spogli & Co., Incorporated
Trustee                                           (privately owned merchant banking firm)
                                                  (1988-Present); Managing Partner, Riordan &
                                                  McKinzie (law firm specializing in corporate
                                                  and securities law) (1984-1988); Partner
                                                  (1980-1984) and Associate (1972-1980),
                                                  O'Melveny & Meyers (law firm).


JAMES K. HUNT, 43, Trustee,                       President, SunAmerica Corporate
Chairman and President*                           Finance (since January 1994);
                                                  Executive Vice President,
                                                  SunAmerica Investments, Inc. (1993
                                                  to present); Senior Vice President,
                                                  SunAmerica Investments Inc.
                                                  (1990-1993); Trustee, Chairman and
                                                  President, Anchor Pathway Fund and
                                                  SunAmerica Series Trust.


SCOTT L. ROBINSON, 48, Senior Vice                Senior Vice President and Controller,
President, Treasurer and Controller               SunAmerica Inc. (since 1991); Senior
                                                  Vice President of Anchor National
                                                  (since 1988). Vice President and Controller,
                                                  SunAmerica Inc. (1986-1991); Senior Vice
                                                  President, Treasurer and Controller,
                                                  Anchor Pathway Fund and




                                                 SunAmerica Series Trust; Joined SunAmerica
                                                 Inc. in 1978.


SUSAN L. HARRIS, 37,                             Senior Vice President, Secretary
 Vice President, Counsel and Secretary           (since 1995) and General Counsel
                                                 (since December 1994), SunAmerica
                                                 Inc.; Senior Vice President and
                                                 Secretary, Anchor National (since
                                                 1990); Vice President, Counsel and
                                                 Secretary, Anchor Pathway Fund and
                                                 SunAmerica Series Trust; Joined


PETER C. SUTTON, 32, Vice President              SunAmerica Inc. in 1985.
The SunAmerica Center                            Vice President, SunAmerica, since
733 Third Avenue                                 September 1994; Treasurer,
New York, NY 10017-3204                          SunAmerica Mutual Funds, since
                                                 February 1996; Treasurer, Style
                                                 Select Series, Inc., since 1996; Vice
                                                 President, SunAmerica Series Trust,
                                                 Anchor Pathway Fund, since October 1994;
                                                 Controller, SunAmerica Mutual Funds (March
                                                 1993 to February 1996); Assistant
                                                 Controller, SunAmerica Mutual Funds
                                                 (1990-1993).






* A trustee who is an "interested person" within the meaning of the 1940 Act.

         The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of The Life Company or its affiliates.
    A fee of $500 for each meeting attended and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life
    Insurance Company or its affiliates for attendance at meetings of the Board of Trustees.

         The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee. The compensation received from the Trust is estimated for the fiscal year ending March 31, 1998, and the compensation received from other mutual funds in the same fund complex as the Trust is based on the fiscal year ended November 30, 1996.


                                  COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                                    Total
                                            Pension or           Compensation
                                            Retirement         from Registrant
                          Aggregate      Benefits Accrued         and Fund
                        Compensation     as Part of Fund       Complex Paid to
    Trustee           from Registrant        Expenses             Trustees*
--------------------------------------------------------------------------------
Richards D. Barger     $1,500                    -              $22,000
--------------------------------------------------------------------------------
Norman J. Metcalfe     $1,500                                   $20,250
--------------------------------------------------------------------------------
Allan L. Sher          $1,500                                   $0
--------------------------------------------------------------------------------
William M. Wardlaw     $1,500                    -              $0
--------------------------------------------------------------------------------


* In addition to the Trust, the Trustees served on the boards of two other funds in the same mutual fund complex as the Trust. Messrs. Sher and Wardlaw began serving on the boards of the Trust and such other two funds in March of 1997.



                     INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement with SunAmerica to handle the Trust's day-to-day affairs.


    The Investment Advisory and Management Agreement ("Management Agreement") provides that it will continue in effect until two years from the date of its approval by the Board of Trustees, unless terminated, and may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities on sixty (60) days written notice to the Adviser, or by the Adviser upon the approval by the Trust of another investment advisory agreement or on six months' written notice, whichever is earlier. The Agreement provides for automatic termination with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act).

    As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the rates set forth in the Prospectus.


    PERSONAL TRADING. The Trust and the Adviser have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. Among the guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a Trustee. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser during the quarter.

    The Subadvisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Subadvisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser.

                                SUBADVISORY AGREEMENTS

    Janus Capital Corporation ("Janus"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Putnam Investment Management, Inc. ("Putnam") and Wellington Management Company ("WMC") act as Subadvisers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the respective Subadvisory Agreements, T. Rowe Price manages the investment and reinvestment of the Stock Portfolio, Putnam manages the investment and reinvestment of the Asset Allocation: Diversified Growth Portfolio, and Janus and WMC each manage the investment and reinvestment of the component of the Multi-Managed Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight of supervision of SunAmerica, which pays the Subadvisers' fees.


    The Adviser pays each Subadviser a monthly fee.


    The Subadvisory Agreements will continue in effect for two years from the dates thereof, unless terminated, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by the Adviser, on not less than thirty (30) nor more than sixty (60) days' written notice to the Subadviser, or by the Subadviser, on not less than ninety (90) days' written notice to the Adviser and the Trust; provided, that the Subadviser may not terminate the Subadvisory Agreement unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six (6) months' written notice, whichever is earlier; provided, further, that each may terminate its respective Subadvisory Agreement on sixty (60) days' written notice in the event of a breach of such agreement by the Adviser.


                      DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

    FEDERAL TAXES - Each Portfolio of the Trust intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on that portion of any income and net realized capital gains which it distributes to its shareholders. Each Portfolio intends to distribute all income and net realized capital gains to the Variable Separate Account. If a Portfolio should fail to meet the requirements of Subchapter M, it would be subject to income tax on its income and capital gains.

                                   PRICE OF SHARES

    Shares of the Trust are currently offered only to the Variable Separate Account. The price paid for shares, the offering price, is the net asset value per share calculated once daily at the close of regular trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

    Stocks and convertible bonds and debentures traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities are normally valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances in which the Manager deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities as provided by a pricing service or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by a Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Manager, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

    A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

    The net asset value of the respective Portfolio is divided by the total number of shares outstanding to arrive at the net asset value per share.

                         EXECUTION OF PORTFOLIO TRANSACTIONS

    It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

    A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Manager.

    The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Manager places the Trust's portfolio transactions, the Manager may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in serving other clients as well as the Trust and research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Trust.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust is subject to an exemptive order from the Securities and Exchange Commission (the "SEC"), permitting the Trust to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of any subadvisory relationship) as a principal in purchases and sales of certain securities.

    Subject to the above considerations, a Manager may use broker-dealer affiliates of a Manager, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

    The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

    A Manager and its respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

    If determined by a Manager to be beneficial to the interests of the Trust, partners and/or employees of the Manager may serve on investment advisory committees, which will consult with the subadviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

    It is possible that a Portfolio's holdings may include securities of entities for which a Manager or its affiliate performs investment banking services as well as securities of entities in which a subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

    Because each Managed Component of a Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components, resulting in higher brokerage commissions for the Portfolio.

                                 GENERAL INFORMATION

    CUSTODIAN - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Trust's independent accountants. Price Waterhouse LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firms of Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, NY 10022, and Blazzard, Grodd & Hasenauer, P.C., Suite 213, Oceanwalk Mall, 101 North Ocean Drive, Hollywood, Florida 33019, have been selected to provide legal counsel to the Trust.

    REPORTS TO SHAREHOLDERS - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

    SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

    Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

    REGISTRATION STATEMENT - A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.